UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-3056

TRIDAN CORP.
(Exact name of registrant as specified in charter)

c/o Sichenzia Ross Ference LLP
1185 Avenue of the Americas, 37th floor, New York, NY 10036
(Address of principal executive offices)

c/o Sichenzia Ross Ference LLP
1185 Avenue of the Americas, 37th floor, New York, NY 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 239-0515

Date of fiscal year end:	April 30, 2020

Date of reporting period:	April 30, 2020

Item 1.	Reports to Stockholders.

Attached on the following pages is a copy of the registrant’s annual report as of April 30, 2020 transmitted to stockholders.

TRIDAN CORP.
P.O. Box 634, New City, N.Y. 10956
(212) 239-0515

ANNUAL REPORT

June 23,2020

Dear Shareholder:

I am pleased to provide this annual report of Tridan Corp. for the fiscal year ended April 30, 2020, including the enclosed audited financial report for that period and for the corresponding period in 2019.  Also enclosed are the notice of meeting, proxy statement for this year’s annual shareholders meeting on July 21, 2020, form of proxy, and the company’s privacy policy.

A schedule of the company’s portfolio holdings at April 30, 2020, consisting entirely of municipal obligations, is included in the financial report.  The company invests exclusively in non-voting securities.  The company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The company’s Forms N-Q are available on the Commission’s website at http://www.sec.gov.  They may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The net asset value per share at April 30, 2020 was $12.09, compared with $12.18 at April 30, 2019.  Net investment income per share was $0.16, for the year ended April 30, 2020, compared with $0.18 for the year ended April 30, 2019.  Distributions to shareholders amounted to $0.18 per share for fiscal 2020, compared to $0.19 for fiscal 2019.

At the company’s last annual meeting on July 16, 2019, the reappointment of Mazars USA LLP as the company’s auditors for the fiscal year ending April 30, 2020 was ratified by the shareholders as follows:

Shares Voted For	2,949,003.9987
Shares Voted Against	305.4345
Shares Abstaining	10.0000

TRIDAN CORP.
June 23, 2020
Page – 2 –

Also at the last annual meeting, the then incumbent directors, all of whom are named below, were all reelected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and have qualified.

	Shares Voted For	Shares Withheld

Peter Goodman	2,949,045.2042	274.2290
Mark Goodman	2,949,045.2042	274.2290
Paul Kramer	2,948,739.7697	579.6635
Russell J. Stoever	2,948,739.7697	579.6635
Joan G. Rall	2,948,739.7697	579.6635

The following Tables A and B set forth information concerning the directors, and Table C sets forth information concerning non-director officers of the company. The Table A directors (Mark Goodman and Peter Goodman) are “interested persons” as defined in Section 2(a)19 of the Investment Company Act of 1940, and the Table B directors (Messrs. Kramer and Stoever and Ms. Rall) are not.  Peter Goodman and his son Mark Goodman are “interested persons” because each of them is an officer and holder of more than 5% of the shares of the company

Table A

Name, Address and Age	Positions in Tridan Corp.	Director Since	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships During Past 5 Years

Interested Persons:

Peter Goodman 65 Wendover Road Rye, NY 10580 Age 94	Director and President	1980	President, Tridan Corp.	1	None

Mark Goodman (Son of Peter Goodman) 7 Porters Cove Road Hingham, MA 02043 Age 66	Director	1999	Pianist and Teacher	1	None

TRIDAN CORP.
June 23, 2020
Page – 3 –

Table B

Name, Address and Age	Positions in Tridan Corp.	Director Since	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships During Past 5 Years

Disinterested Persons:

Paul Kramer 330 East 33rd Street, #20C New York, NY 10016 Age 88	Director and Audit Committee Chairman	2004	Financial Advisory Services; Partner, Kramer Love & Cutler, LLP (certified public accountants)	1	None

Joan G. Rall 55 East 9th Street, #11F New York, NY 10003 Age 66	Director and Audit Committee Member	2017	Partner, Ernst & Young LLP (certified public Accountants)	1	None

Russell Jude Stoever 15 Rockleigh Road Rockleigh, NJ 07647 Age 75	Director and Audit Committee Member	1995	Vice-President, Stoever Glass & Co., Inc. (a registered broker-dealer)	1	None

Table C

Name, Address and Age	Positions in Tridan Corp.	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Director- ships Held

Non-director Officers:

Robert Birnbaum 1185 Avenue of the Americas New York, NY 10036 Age 83	Secretary and Chief Compliance Officer	Attorney	None	None

TRIDAN CORP.
June 23, 2020
Page – 4 –

The board of directors governs the Company and is responsible for protecting the interests of shareholders.  The directors meet periodically throughout the year to oversee the Company’s activities and review its performance.  Each of the directors is committed to regular and active participation in board and committee meetings.  The board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes, and skills which allow the board to operate effectively in governing the Company and protecting the interests of shareholders.  Information about the specific experience, skills, attributes and qualifications of each director is provided below.

Peter Goodman – Mr. Goodman is the principal shareholder, a director and chief executive officer of Tridan Corp., and also held those positions in its wholly-owned subsidiary Danskin, Inc. prior to sale of the business in 1980 and Tridan’s conversion to an investment company.  He is skilled in business, thoroughly familiar with the company’s history and its activities, and has had extensive experience in securities investments, including municipal bonds.

Joan G. Rall - Ms. Rall has been a director since June 15, 2017.  She is a certified public accountant and recently retired from a career with Ernst & Young LLP as an Assurance and Advisory Partner. She has extensive experience in accounting, auditing, enterprise risk management, technology risk and assurance, and personnel management. She is an Adjunct Professor of Accounting at NYU, and is also Co-Founder and Chief Administrative Officer of a biotech startup, Genusetics Inc.

Russell J. Stoever – Mr. Stoever has been a director since 1995.  He is vice president and sales manager of Stoever, Glass & Co., Inc., a registered broker-dealer.  He has been employed there since 1971 and became a principal of that corporation in 1982, with involvement in all aspects of municipal finance.  He is not an “interested person” of Tridan Corp., as defined in the Investment Company Act, in that he does not execute any portfolio transactions for, or engage in any principal transactions with, Tridan or its investment adviser or any accounts over which the adviser has brokerage placement discretion, or any other investment company having the same investment adviser.  Mr. Stoever brings to the board a keen analysis of economic and market conditions and trends, and his views concerning portfolio management.

Mark Goodman – Mr. Goodman has been a director since 1999.  He is the son of Peter Goodman, and has been a shareholder of Tridan since before its 1980 conversion to an investment company.  He is knowledgeable in the history and activities of the Company, and has also had broad investment experience in fixed income securities, including municipal bonds.

TRIDAN CORP.
June 23, 2020
Page – 5 –

Paul Kramer – Mr. Kramer has been a director since 2004.  He has extensive experience as a certified public accountant and is expert in the fields of corporate governance, executive management, corporate restructuring, audit committee functions and related activities.  He has served on the board of directors of a number of publicly-held corporations over the years.  Mr. Kramer brings his skill and leadership abilities to his positions as a director and as chairman of Tridan’s audit committee.

No director or officer received any compensation from the Company during the last fiscal year, except for the fees of $12,000 paid during each year to each director, plus an additional $5,000 to Paul Kramer as chairman of the audit committee.  The Company does not have any bonus, profit sharing, or other compensation plan, contract or arrangement with anyone, nor any pension or retirement plan; nor has the Company ever granted to anyone any option, warrants or other rights to purchase securities.

All executive officers of the Company as a group (two persons) received compensation (comprised solely of said directors’ fees) aggregating $24,000 during fiscal 2020 (which excludes professional fees paid to the law firm where Robert Birnbaum, secretary of the Company, is of counsel).

Additional information about directors may be requested by any shareholder without charge, by telephoning the company’s secretary, Robert Birnbaum, collect at 212-930-9700, extension 889.

Sincerely

TRIDAN CORP.

/s/ Peter Goodman

Peter Goodman, President

Tridan Corp.
Financial Statements
April 30, 2020 and 2019

Tridan Corp.
Contents
April 30, 2020 and 2019

Tridan Corp. Notes to Financial Statements April 30, 2020 and 2019

Report of Independent Registered Public Accounting Firm

Tridan Corp. Statements of Assets and Liabilities April 30, 2020 and 2019

	2020	2019
Assets

Investments in municipal obligations, at fair value (original cost - $37,767,129 and $36,815,003, respectively) (amortized cost - $35,177,799 and 34,537,862, respectively)	$36,011,421	$35,583,277
Cash	563,801	1,252,763
Accrued interest receivable	438,158	466,848

Total assets	37,013,380	37,302,888

Liabilities
Accrued liabilities:
Accrued investment advisory and custodian fees	38,671	38,563
Accrued fees - affiliate	18,820	18,727
Accrued other	12,125	12,490
Common stock redemption payable	-	11,970

Total liabilities	69,616	81,750

Net assets	$36,943,764	$37,221,138

Analysis of net assets
Common stock, at $.02 par value, 6,000,000 shares authorized, 3,199,100 shares issued at April 30, 2020 and 2019	$63,982	$63,982
Paid-in capital	37,816,314	37,816,314
Treasury stock, 145,053.4808 shares and 143,642.8478 shares at April 30, 2020 and 2019, respectively	(1,742,025)	(1,724,450)
Distributable earnings:
Undistributed (Overdistributed) net investment income	(28,123)	5,025
Undistributed capital gains	-	14,856
Unrealized appreciation of investments, net	833,616	1,045,411

Net assets [equivalent to $12.09 and $12.18 per share, respectively, based on 3,054,046.5192 shares and 3,055,457.1522 shares of common stock outstanding, respectively]	$36,943,764	$37,221,138

Tridan Corp. Schedules of Investments in Municipal Obligations April 30, 2019 and 2018

	2020			2019
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value
New York Municipal Bonds

N.Y.S. Dormitory Authority Revs Non St Supported Debt St Johns University - Insured Series C 5.25% due July 1, 2021	$1,000,000	$1,010,024	$1,041,580	$1,000,000	$1,018,357	$1,074,090

Met Transportation Authority NY Revenue Transportation Climate Bond A 2 Agm Credit 5.0% due November 15, 2027	300,000	341,993	339,717	300,000	348,947	354,573

New York New York City Transitional Future Tax Secured Subordinated Series E 1 (Par Call February 1, 2026) 5.25% due February 1, 2031	1,000,000	1,150,963	1,164,130	1,000,000	1,175,265	1,179,340

NY St Urban Development Corporation Revenue Revenue St Personal Income Tax Series A 5.0% due March 15, 2031	750,000	858,941	892,005	750,000	872,748	901,432

NYS Dormitory Authority Revenues Non School Dists Bond Financing Program Series A (Par Call October 1, 2026) 5.0% due October 1, 2033	1,000,000	1,118,187	1,163,950	1,000,000	1,134,896	1,187,900

New York St Dormitory Authority Sales Tax Revenue St Supporteducation Debt Series C 5.0% due March 15, 2035	1,250,000	1,430,863	1,475,913	1,250,000	1,450,368	1,508,700

Triborough Bridge And Tunnel Authority N General Mta Bridges And Tunnels 5.0% due November 15, 2035	1,015,000	1,151,050	1,179,176	1,015,000	1,167,548	1,208,104

Erie County NY Fiscal Stability Sales Tax And St Aid Secured Series A 5.0% due June 15, 2024	165,000	187,251	191,656	165,000	192,640	192,869

Metropolitan Transportation Authority New York Refunding Transportation Climate Bond Cerified 5.0% due November 15, 2027	1,250,000	1,476,866	1,256,213	1,250,000	1,504,459	1,524,788

Erie County NY Fiscal Stability Sales Tax And St Aid Secured Series A (Par Call June 15, 2027) 5.0% due June 15, 2029	1,000,000	1,174,063	1,246,970	1,000,000	1,196,753	1,230,070

Brookhaven New York Refunding 4.00% due March 15, 2023	1,000,000	1,080,943	1,083,480	1,000,000	1,108,815	1,098,350

Saratoga County NY Refunding Public Improvement 5.00% due July 15, 2023	100,000	115,419	112,867	100,000	119,176	114,386

New York New York City Trust Cultural Museum Modern Art Series 1 E 4.00% due February 01, 2023	400,000	430,657	427,612	400,000	441,747	437,532

Brookhaven New York Refunding 5.00% due March 15, 2025	500,000	572,968	591,650	500,000	587,922	598,740

Erie County New York Industrial Development Agency School Refunding City School District Buffalo Project 5.00% due May 01, 2025	750,000	880,803	893,108	750,000	904,218	895,815

New York New York City Trust Cultural Museum Modern Art Series 1 E 4.00% due April 01, 2026	$500,000	$562,321	$565,180	$500,000	$573,252	$577,545

New York St Environmental Facilities Subordinated Revolving Fds Series A 5.00% due June 15, 2026	1,300,000	1,484,543	1,580,540	1,300,000	1,514,627	1,600,157

Utility Debt Securitization Restructuring Series A 5.00% due December 15, 2026	500,000	555,392	582,030	500,000	567,601	589,290

Bethlehem NY Central School District Refunding Series A 4.0% due January 15, 2021	500,000	505,717	510,565	500,000	513,683	520,845

Rockville Centre New York Refunding Public Improvement 4.0% due June 15, 2022	200,000	211,500	213,656	200,000	215,046	216,050

Rhinebeck NY Central School District Refunding Series B (Par Call June 15, 2023) 4.0% due June 15, 2025	535,000	555,281	578,886	535,000	561,748	576,602

New York New York City Municipal Water Finance 2 Nd General Fiscal 2010 Series Bb (Par Call June 15, 2019 @100) 5.0% due June 15, 2027	-	-	-	500,000	500,390	502,090

New York New York City Transitional Prerefunded Future Tax Secs (Par Call November 1, 2019 @100): 5.0% due November 1, 2020	-	-	-	500,000	505,879	508,770

Greece NY Central School District Refunding Series B (Par Call December 15, 2022 @100) 5.0% due December 15, 2023	500,000	527,378	549,670	500,000	537,021	557,710

Nassau County New York General Improvement Series C (Par Call October 1, 2020 @100) 4.0% due October 1, 2022	550,000	550,512	555,445	550,000	554,575	567,358

N.Y.S. Dormitory Authority St Personal Income Tax Revenue Refunding Education Series B 5.5% due March 15, 2026	200,000	229,556	243,388	200,000	234,580	248,240

N.Y.S. Dormitory Authority Revenues St Mental Health Services Facilities A (Par Call August 15, 2020 @100) 5.0% due August 15, 2023	420,000	419,562	424,939	420,000	420,542	438,005

New York New York Series E 5.0% due August 1, 2023	510,000	511,918	515,115	510,000	519,288	531,405

New York New York Series E 5.0% due August 1, 2026	-	-	-	350,000	350,241	352,958

Port Authority of New York and New Jersey Consolidated Eighty Fifth Series 5.375% due March 1, 2028	150,000	152,456	172,599	150,000	152,770	177,012

Wantagh NY Union Free School District Refunding 5.0% due September 1, 2021	$550,000	$568,034	$579,706	$550,000	$581,441	$594,490

Central Islip NY Union Free School District Refunding 5.0% due July 15, 2022	750,000	796,926	813,390	750,000	817,865	826,470

Syosset NY Central School District Refunding Series B 5.0% due December 15, 2022	125,000	129,906	138,340	125,000	132,491	140,458

Brentwood NY Union Free School District Refunding 5.0% due January 15, 2023	430,000	446,226	475,907	430,000	453,026	483,522

Battery Park City Authority New York Revenue Senior Series A 5.0% due November 1, 2029	140,000	145,969	157,856	140,000	148,193	159,879

Connetquot Central School District New York District Refunding 5.0% due January 15, 2024	400,000	419,810	457,020	400,000	425,138	464,068

Syosset New York Central School District Refunding Series B 5.0% due December 15, 2022	435,000	456,787	479,039	435,000	463,438	484,721
5.0% due December 15, 2022	300,000	313,404	330,291	300,000	317,496	333,954

New York New York City Transitional Future Tax Subordinated Subordinated Series C 1 5.0% due November 1, 2026	550,000	569,640	595,199	550,000	577,458	612,029

Utility Debt Securitization Restructuring Series E 5.0% due December 15, 2028	500,000	520,072	563,530	500,000	526,123	572,990

Western Nassau County New York Water Series A (Par call April 01, 2025 @ 100) 5.0% due April 01, 2028	100,000	109,050	117,080	100,000	110,887	116,074

Tompkins County New York Refunding Public Improvement Series B (Par call December 15, 2024 @ 100) 5.0% due December 15, 2027	500,000	555,447	587,175	500,000	567,407	588,950

Gates Chili New York Central School District Refunding (Par call June 15, 2025 @ 100) 5.0% due June 15, 2027	200,000	225,439	238,212	200,000	230,394	235,616

Mattituck Cutchogue New York Union Refunding Series A (Par call July 15, 2025 @ 100) 5.0% due July 15, 2027	365,000	408,579	433,500	365,000	416,933	435,200

Halfmoon New York Refunding Public Improvement (Par call June 15, 2025 @ 100) 5.0% due June 15, 2027	280,000	313,170	333,343	280,000	319,645	331,282

Putnam County New York Refunding Public Improvement (Par call January 01, 2026 @ 100) 5.0% due Januyary 01, 2027	135,000	153,187	163,913	135,000	156,367	162,559

Mattituck Cutchogue New York Union Refunding Series A (Par call July 15, 2025 @ 100) 5.0% due July 15, 2026	$280,000	$315,035	$333,948	$280,000	$321,751	$335,339

Build Nyc Resource Corporation New York United Jewish Appeal Federation (Par call July 01, 2024 @ 100) 5.0% due July 01, 2025	320,000	350,668	369,098	320,000	357,592	371,571

Saratoga Springs New York Refunding Public Improvement (Par Call February 15, 2023 @ 100) 5.0% due February 15, 2025	225,000	242,571	248,915	225,000	247,891	252,463

Buffalo And Fort Erie New York Public Bridge Refunding 5.0% due January 01, 2025	410,000	446,231	477,437	410,000	453,928	477,949

Bayport Blue Point New York Union Free Refunding 5.0% due September 15, 2024	250,000	275,514	291,453	250,000	281,331	295,095

Rensselaer County New York Refunding Public Improvement 5.0% due September 01, 2024	100,000	117,474	116,448	100,000	120,063	117,918

North Babylon NY UN Free School Dist (Par call August 1, 2022 @ 100) 5.0% due August 01, 2023	250,000	263,049	270,890	250,000	268,821	276,330

Onondaga County New York Refunding 5.0% due March 15, 2024	285,000	307,521	328,474	285,000	313,323	331,013

Starpoint Central School District New York Refunding 5.0% due June 15, 2020	250,000	250,919	251,220	250,000	257,761	259,845

Plainview Old Bethpage New York Refunding 5.0% due December 15, 2020	250,000	252,342	256,572	250,000	256,042	264,150

Riverhead New York Refunding Public Improvement 4.0% due June 1, 2021	1,005,000	1,021,886	1,038,245	1,005,000	1,037,208	1,054,064

Middle Country Central School District New York Refunding 5.0% due August 1, 2020	150,000	151,507	151,785	150,000	157,128	156,719

Schenectady County New York Various Purpose 5.0% due December 15, 2020	-	-	-	800,000	846,166	846,344

Schenectady County New York Various Purpose 5.0% due December 15, 2022	300,000	325,130	330,456	300,000	334,685	336,873

Harrison New York Refunding Public Improvement 5.0% due December 15, 2023	100,000	115,926	114,381	100,000	119,266	116,046

St Lawrence County New York Refunding Public Improvement 5.0% due on May 15, 2026	105,000	116,866	123,090	105,000	119,155	123,314

Laurens New York Central School District Refunding 5.0% due July 15, 2030	305,000	324,541	338,065	305,000	328,349	343,137

New York St Dormitory Authority Revenues St Supported Debt City University System Consolidated 5 Th General A 5.5% due July 1, 2019	-	-	-	1,000,000	1,000,692	1,006,540

N.Y.S. Dormitory Authority Personal Income Tax (Par Call August 15, 2026) 5.0% due February 15, 2033	500,000	598,555	585,755	-	-	-

NY NY Ref - Ser Unlimited Tax 5.0% due August 1, 2029	$750,000	$936,100	$932,558	$-	$-	$-

New York St Dormitory Authority St Personal Income Tax Revenue Refunding Education Series B (Par Call March 15, 2018 @100) 5.5% due March 15, 2025	500,000	522,664	592,820	500,000	527,306	605,579

New York St Dormitory Authority Reserves Non St. (Par Call October 1, 2027) 5.0% due October 1, 2029	1,090,000	1,323,589	1,317,788	-	-	-

NY NY Ser D Sbserv Unltd Tax 5.0% due December 1, 2033	290,000	337,326	348,226	-	-	-

Long Island NY Power Auth Elec (Par Call September 1, 2028) 5.0% due September 1, 2034	1,000,000	1,203,612	1,178,256	-	-	-

	$31,820,000	$35,177,799	$36,011,421	$31,340,000	$34,537,862	$35,583,277

(*) Represents Percentage of Net Assets	97	% (*)	96	% (*)

Tridan Corp. Statements of Operations Years Ended April 30, 2020 and 2019

	2020	2019
Investment income

Interest	$1,506,259	$1,567,919

Amortization of bond premium and discount - net	(620,172)	(598,110)

Total investment income	886,087	969,809

Expenses

Investment advisory fees	104,398	101,633

Custodian fees	7,463	7,270

Professional fees	133,400	132,860

Directors’ fees	65,000	71,000

Administrative and accounting	72,000	72,000

Insurance and other expenses	10,514	13,956

Total expenses	392,775	398,719

Net investment income	493,312	571,090

Realized and unrealized (loss) gain on investments

Net realized gain on investments	8,583	31,067

Net unrealized (depreciation) appreciation on investments	(211,795)	824,290

Net realized and unrealized (loss) gain on investments	(203,212)	855,357

Net increase in net assets resulting from operations	$290,100	$1,426,447

Tridan Corp.
Statements of Changes in Net Assets
Years Ended April 30, 2020, 2019 and 2018

	2020	2019	2018

Change in net assets resulting from operations

Net investment income	$493,312	$571,090	$592,643

Net realized gain (loss) on investments	8,583	31,067	20,738

Unrealized appreciation (depreciation) on investments	(211,795)	824,290	(1,151,307)

Net increase (decrease) in net assets resulting from operations	290,100	1,426,447	(537,926)

Distributions to shareholders from
Net investment income	(526,459)	(564,620)	(583,245)
Capital gains	(23,439)	(16,210)	(28,568)

Redemptions of shares
1,410.6330 shares, 2,296.3490 shares and
1,866.2640 shares, respectively	(17,576)	(27,370)	(22,607)

Total increase (decrease) in net assets	(277,374)	818,247	(1,172,346)

Net assets
Beginning of year	37,221,138	36,402,891	37,575,237

End of year	$36,943,764	$37,221,138	$36,402,891

Tridan Corp. Notes to Financial Statements April 30, 2020 and 2019

1.	Significant Accounting Policies

The following is a summary of the significant accounting policies followed by Tridan Corp. (the “Company”), a closed‑end, non‑diversified management investment company, registered under the Investment Company Act of 1940.

Basis of Presentation

The accompanying financial statements are prepared in conformity with U.S. generally accepted accounting principles (“GAAP”). The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification 946, Financial Services - Investment Companies.

Acquisition and Valuation of Investments

Investment transactions are accounted for on the date the securities are purchased/sold (trade date) and interest on securi-ties acquired/sold is included in income from/to the settlem-ent date.  Short-term investments are stated at cost, which is equivalent to fair value.

Fair values for the Company’s investments in municipal obligations have been determined based on the bid price of the obligation.  Securities for which quotations are not readily available are valued at fair value as determined by the board of directors.  There were no securities valued by the board of directors, for which quotations were not readily available, as of April 30, 2020 and 2019.

Amortization of Bond Premium or Discount

In determining investment income, bond premiums or discounts are amortized over the remaining term of the obligation based on the earlier of the call date or the maturity date of the applicable bond.

Income Taxes

It is the Company’s policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Company also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Therefore, no income tax provision would be required.

On December 22, 2017, the Tax Cuts and Jobs Act (the “2017 Act”) was signed into law, which includes a broad range of tax reform proposals affecting businesses in the United States of America, including corporate tax rates, business deductions and international tax provisions. One of the key changes to the tax law was the reduction of the corporate tax rate from 35% to 21%. GAAP requires deferred tax assets and liabilities to be measured at the tax rates that are expected to apply in the period in which the asset or the liability is settled, based on tax rates that have been enacted by the end of the reporting period.

Tridan Corp. Notes to Financial Statements April 30, 2020 and 2019

The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Company’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded.  The Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Company identifies its major tax jurisdictions as U.S. Federal, New York State and New York City where the Company makes significant investments.  Generally, the Company’s tax returns are subject to examination by Federal, state and local authorities for a period of three years from the later of the due date of such returns or the actual date the returns were filed.

Interest income from municipal investments is exempt from Federal and state income taxes.

Distributions to Shareholders

Dividends to shareholders from net investment income, if any, are paid quarterly.  Distribution of capital gains, if any, are made at least annually, and as required to comply with Federal excise tax requirements. Dividends to shareholders are determined in accordance with tax regulations and are recorded on the ex-dividend date.

Use of Estimates

The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Significant estimates are used in determining the fair value of investments.

Concentration of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents and investments.  The Company maintains all of its cash on deposit in one financial institution.

At April 30, 2020 and 2019, there was approximately $300,000 and $1,000,000 of cash held in excess of federally insured limits, respectively. The value of the Company’s investments may be subject to possible risks involving, among other things, the continued creditworthiness of the various state and local government agencies and public financing authorities underlying its investments.

Tridan Corp. Notes to Financial Statements April 30, 2020 and 2019

Fair value of Financial Instruments

The carrying amounts for accrued interest receivables, accrued liabilities and common stock redemption payable reflected in the financial statements approximate fair value because of the short maturities of these items.  The Company accounts for its investments in municipal obligations in accordance with the accounting guidance for investment companies (FASB ASC 946).  See Note 1 “Acquisition and Valuation of Investments” for a description of the valuation methodology which is unchanged as of April 30, 2020 and 2019.  FASB ASC 820 clarifies the definition of fair value, prescribes methods for measuring fair value, establishes a fair value hierarchy based on the inputs used to measure fair value and expands disclosures about the use of fair value measurements.  The valuation techniques required by FASB ASC 820 are based upon observable and unobservable inputs.  Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect internal market assumptions.

The levels of the fair value hierarchy are as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that a company has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risks, yield curves, default rates, and similar data.

Level 3 –
Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing a company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Company’s investments in municipal obligations are all considered Level 2 instruments.

The following table presents the Company’s financial assets that are measured at fair value as of April 30, 2020 and 2019:

	Quoted Prices for Identical Instruments in Non-active Markets (Level 2)
	April 30,
	2020	2019

Investments in municipal obligations	$36,011,421 $	35,583,277
Total investments at fair value	$36,011,421 $	35,583,277

Instruments classified as Level 2 are valued using industry-standard models or other valuation methodologies calibrated to observable market inputs.

Tridan Corp. Notes to Financial Statements April 30, 2020 and 2019

These models consider various assumptions regarding the security or securities with similar characteristics, such as trade data, bid price or spread, two sided markets, quotes, benchmark curves, and market data feeds, as well as other measurements.

2.        Accrued Liabilities

Accrued liabilities consist of the following at:

	April 30,
	2020	2019
Accrued investment advisory and custodian fees (a)	$38,671	$38,563
Accrued fees - affiliate (b)	$18,820	$18,727
Accrued other:
Accrued audit fees (c)	$12,125	$12,125
Accrued administrative and accounting expenses	-	365

	$12,125	$12,490

(a)
The Company utilizes the services of J.P. Morgan Investment Management, Inc. as its investment advisor and J.P. Morgan Chase Bank N.A. as its custodian for its investment-s.  The annual advisory fee is .28 of one percent and the custody fee is .02 of one percent of the net assets under management.  The fee is computed and payable quarterly, based on the aggregate fair value of the net assets on the last day of each fiscal quarter.

(b)
For the years ending April 30, 2020 and 2019, the Company incurred legal fees of approximately $84,000 each year for professional fees paid to the law firm of which an officer of the Company is a member.

(c)	For the years ending April 30, 2020 and 2019, the Company incurred audit fees of approximately $49,000 and $48,000, respectively.

Tridan Corp. Notes to Financial Statements April 30, 2020 and 2019

3.        Investment Transactions

Purchases and sales of investments in municipal obligations (excluding short-term and demand investments) amounted to approximately $4,459,000 and $3,208,000, respectively, for the year ended April 30, 2020, and $6,195,000 and $6,077,000, respectively, for the year ended April 30, 2019.

The U.S. Federal income tax basis (aggregate cost) of the Company’s investments, at April 30, 2020 and 2019, was approximately $35,178,000 and $34,538,000, respectively, and net unrealized appreciation, at April 30, 2020 and 2019, for U.S. Federal income tax purposes was approximately $834,000 and $1,045,000, respectively (gross unrealized appreciation of approximately $886,000 and $52,000, respectively; gross unrealized depreciation of approximately $1,079,000 and 582,000, respectively).

4.        Common Stock, Share Redemption Plan and Net Asset Values

At April 30, 2020 and 2019, there were 6,000,000 shares of $0.02 par value common stock authorized of which 3,199,100 had been issued aggregating $63,982.

The Company has a share redemption plan applicable to 20,595 shares and 22,005 shares, respectively, of outstanding common stock, at April 30, 2020 and 2019.  The plan permits eligible shareholders or their estates to have their shares redeemed upon reaching age 65 or upon death.  Shares are redeemed at the net asset value per share, as of the end of the Company’s fiscal quarter in which the request for redemption is received.

The net asset value per share is calculated by dividing the aggregate fair value of all assets less the aggregate fair value of all liabilities by the number of common shares outstanding at the end of the period.

The net asset values per share and the shares outstanding are as follows:

	April 30,
	2020	2019
Net asset value	$12.09	$12.18
Shares outstanding at:
April 30, 2020	3,054,046.5192
April 30, 2019	3,055,457.1522

Tridan Corp. Notes to Financial Statements April 30, 2020 and 2019

5.        Distributions

During the years ended April 30, 2020, 2019 and 2018, distributions of $549,898 ($.18 per share), $580,830 ($.19 per share) and $611,813 ($.20 per share), respectively, were declared and paid to shareholders, substantially all of which were exempt from Federal income taxes for the company shareholders except for $23,439 in 2020, $16,210 in 2019 and $28,568 in 2018 which were treated as capital gains.

The tax character of distributions paid during the years ending April 30, 2020, 2019 and 2018 is as follows:

	2020	2019	2018

Distributions paid from investment income:
Tax-exempt investment income, net	$526,459	$564,620	$583,245
Capital gains	23,439	16,210	28,568
	$549,898	$580,830	$611,813

As of April 30, 2020, 2019 and 2018, the components of distributable earnings on a tax basis are as follows:

	2020	2019	2018

Under-distributed (over-distributed) tax-exempt investment income, net	$(28,123)	$5,025	$(1,445)
Over-distributed taxable investment income	-	-	-
Undistributed capital gains	-	14,856	-
Unrealized appreciation of investments, net	833,616	1,045,411	221,121

	$805,493	$1,065,292	$219,676

There were no capital loss carryforwards as of April 30, 2020 and 2019. The Company had no capital reclassification related to permanent book/tax differences for years ending April 30, 2020, 2019 and 2018.  There were no significant differences between total GAAP basis net investment income and net realized gain, and actual distributions for the years ended
April 30, 2020 and 2019.

6.        Coronavirus (COVID -19) Pandemic:

In March 2020, the World Health Organization has declared the coronavirus (COVID-19) outbreak to constitute a Public Health Emergency of International Concern. The resulting restrictions on travel and quarantines imposed have had a negative impact on the U.S. economy and business activity globally, the full impact of which is not yet known and may result in an adverse impact to the Company’s financial position, the value of its investments in municipal obligations, and operating results.

Tridan Corp. Notes to Financial Statements April 30, 2020 and 2019

7.        Financial Highlights

Selected per share data and ratios are as follows:

	For the Years Ended April 30,
	2020	2019	2018	2017	2016

Per share operating performance: (For a share of common stock outstanding throughout the year):

Net asset value, beginning of year	$12.18	$11.91	$12.28	$12.60	$12.52

Income from investment operations:
Net investment income	.16	.18	.19	.22	.25
Net realized and unrealized gain (loss) on investments	(.07)	.28	(.36)	(.32)	.08
Total from investment operations	.09	46	(.17)	(.10)	.33
Less distributions:
Dividends (from net investment income)	(.17)	(.18)	(.19)	(.22)	(.25)
Capital gains	(.01)	(.01)	(.01)	(.00)	(.00)
Total distributions	(.18)	(.19)	(.20)	(.22)	(.25)
Net asset value - end of year	$12.09	$12.18	$11.91	$12.28	$12.60
Per share value - end of year	$12.09	$12.18	$11.91	$12.28	$12.60
*Total investment return	.78%	3.87%	(1.43)%	(.80)%	2.64%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$36,944	$37,221	$36,402	$37,575	$38,952
Ratio of expenses to average net assets	1.06%	1.08%	1.08%	1.05%	1.06%
Ratio of net investment income to average net assets	1.33%	1.55%	1.60%	1.78%	1.96%
Portfolio turnover rate	8.63%	16.51%	8.46%	12.37%	5.91%
Average (simple) number of shares outstanding (in thousands)	3,054	3,057	3,059	3,075	3,092

* Total investment return is calculated by dividing the change in market value of a share of common stock during the year, assuming the reinvestment of dividends on the payment date, by the per share market value at the beginning of the year and has been recalculated for all prior periods presented.

Item 2.	Code of Ethics

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other person required by applicable SEC rules.  The code of ethics was in effect as of the end of the period covered by this report.  During that period, there were no amendments to the code, and no waivers were granted to anyone from any provision of the code.  A copy of the registrant’s code of ethics is annexed as Exhibit 1 to the registrant’s Form N-CSR dated April 30, 2020, for its fiscal year ended April 30, 2020, filed with the Securities and Exchange Commission.

Item 3.	Audit Committee Financial Expert

The registrant has established an audit committee consisting of three members appointed by the board of directors from the board.  The registrant’s board of directors has determined that the committee chairman, Paul Kramer, is an “audit committee financial expert” and is “independent”, as both terms are defined by applicable SEC rules.

Item 4.	Principal Accountant Fees and Services

Incorporated by reference to the registrant’s proxy statement dated April 30, 2020, filed with the SEC.  See section therein entitled “Relationship with and Ratification of Independent Certified Public Accountants”.

Item 5.	Audit Committee of Listed Registrants.

Not applicable, because the registrant is not a listed issuer.

Item 6.	Investments.

(a)	A schedule of registrant’s investments in securities of unaffiliated issuers as of April 30, 2020 is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable, because the registrant invests exclusively in non-voting securities.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGER

The Managing Director for Tridan Corporation (“Fund”) is as follows:

Richard Taormina, Vice President, is the lead portfolio manager of the Tax Aware Strategies Group.  An employee of J.P. Morgan Investment Management Inc. since 1997, he is responsible for managing municipal mutual funds, institutional fixed income accounts, and quantitative analysis.

PORTFOLIO MANAGER’S OTHER ACCOUNTS MANAGED

The following tables show information regarding other accounts managed by the portfolio manager of the Fund:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

Richard Taormina	7	$10,579,201,000	0	$0	4	$1,013,349,000

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

Richard Taormina	0	$0	0	$0	0	$0

POTENTIAL CONFLICTS OF INTEREST

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.  Responsibility for managing the Advisor’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy.  Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

The Advisor and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. The Advisor, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is the Advisor’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of the Advisor’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

The Advisor, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of the Advisor and/or JPMorgan Chase. The Advisor and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, the Advisor is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of the Advisor, or JPMorgan Chase or its clients.

The Advisor and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Advisor and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Advisor or its affiliates could be viewed as having a conflict of interest to the extent that the Advisor or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Advisor’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon the Advisor and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Advisor or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Advisor and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase the Advisor’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Advisor or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, the Advisor or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, the Advisor or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments the Advisor or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The goal of the Advisor and its affiliates is to meet their fiduciary obligation with respect to all clients. The Advisor and its affiliates have policies and procedures that seek to manage conflicts. The Advisor and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the Advisor’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, the Advisor and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with the Advisor’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the Advisor and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Advisor and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Advisor or its affiliates so that fair and equitable allocation will occur over time.

PORTFOLIO MANAGER COMPENSATION

JPMorgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives.  This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.

In determining portfolio manager compensation, JPMorgan uses a balanced discretionary approach to assess performance against four broad categories: (1) business results; (2) risk and control; (3) customers and clients; and (4) people and leadership.

These performance categories consider short-, medium- and long-term goals that drive sustained value for clients, while accounting for risk and control objectives. Specifically, portfolio manager performance is evaluated against various factors including the following: (1) blended pre-tax investment performance relative to competitive indices, generally weighted more to the long-term; (2) individual contribution relative to the client’s risk/return objectives; and (3) adherence with JPMorgan’s compliance, risk and regulatory procedures.

Feedback from JPMorgan’s risk and control professionals is considered in assessing performance.

JPMorgan maintains a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time.  Long-term awards comprise of up to 60% of overall incentive compensation, depending on an employee’s pay level.

Long-term awards are generally in the form of time-vested JPMC Restricted Stock Units (“RSUs”). However, portfolio managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s Mandatory Investor Plan (“MIP”). The MIP provides for a rate of return equal to that of the Fund(s) that the portfolio managers manage, thereby aligning portfolio manager’s pay with that of their client’s experience/return. 100% of the portfolio manager’s long-term incentive compensation is eligible for MIP with 50% allocated to the specific Fund(s) they manage, as determined by their respective manager. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other Funds available in the plan or can take the form of RSUs.

OWNERSHIP OF SECURITIES

Dollar Range of Shares in the Fund
Name	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	over $100,000
Richard Taormina	X

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable, because the registrant has no equity securities that are registered pursuant to Section 12 of the Securities Exchange Act of 1934.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures

(a)
The registrant’s principal executive and principal financial officers have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c)) as of the end of the period covered by this report.  Based on that evaluation said officers have concluded that the registrant’s disclosure controls and procedures are effective to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported within the required time periods.

(b)
There was no change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	The following exhibits are filed herewith:

(1)
The registrant’s code of ethics described in Item 2 hereof is incorporated by reference to Exhibit 1 to the registrant’s Form N-CSR dated April 30, 2020 for its fiscal year ended April 30, 2020, filed with the Securities and Exchange Commission.

(2)	The separate certifications for the registrant’s principal executive and principal financial officers.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tridan Corp.

By (Signature and Title)	/s/ Peter Goodman
Peter Goodman, President and Chief Executive Officer

Date:	06/29/2020

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Peter Goodman
Peter Goodman, President and Chief Executive Officer

Date:	06/29/2020

/s/ Mark Goodman
Mark Goodman, Treasurer and Chief Financial Officer

Date:	06/29/2020

Exhibit 1

TRIDAN CORP.

CODE OF ETHICS

A copy of this code of ethics is incorporated by reference to Exhibit 1 to the registrant’s Form N-CSR dated April 30, 2020 for its fiscal year ended April 30, 2020, filed with the Securities and Exchange Commission.